                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 21, 2001


                           GOLDEN STAR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

           CANADA                         1-12284                98-0101955
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


      10579 BRADFORD ROAD, SUITE 103
      LITTLETON, COLORADO                                         80127-4247
      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (303) 830-9000



                                    NO CHANGE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On December 21, 2001, Golden Star Resources Ltd. (the "Company") announced that it intends to sell up to US$6.125 million of units, each unit consisting of one common share and one half of one common share purchase warrant, in a private offering to institutional and other accredited investors. The Company's press release announcing the proposed offering is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press release dated December 21, 2001.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  December 21, 2001


                                        GOLDEN STAR RESOURCES LTD.



                                        By  /s/ Peter J. Bradford
                                          --------------------------------------
                                          Peter J. Bradford
                                          President


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                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION
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
99.1        Press release dated December 21, 2001.


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